UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2020

PennyMac Mortgage Investment Trust

(Exact name of registrant as specified in its charter)

Maryland	001-34416	27-0186273
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3043 Townsgate Road Westlake Village, California		91361
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (818) 224-7442

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest, $0.01 par value	PMT	New York Stock Exchange
8.125% Series A Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value	PMT/PA	New York Stock Exchange
8.00% Series B Cumulative Redeemable Preferred Shares of Beneficial Interest, $0.01 par value	PMT/PB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On May 14, 2020, Stanford L. Kurland resigned as the Executive Chairman of PennyMac Mortgage Investment Trust (the “Company”) and was appointed the Company’s non-executive Chairman by the Board of Trustees (“Board”).

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 14, 2020, the Company held its Annual Meeting of Shareholders (the “Meeting”) for the purpose of: (i) electing three (3) Class II trustee nominees to serve on the Company’s Board until its 2023 Annual Meeting of Shareholders; (ii) ratifying the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020; and (iii) approving, by non-binding vote, the Company’s executive compensation.  The total number of common shares of beneficial interest entitled to vote at the Meeting was 100,513,539, of which 87,615,692 shares, or 87.16%, were present in person or by proxy.

Proposal 1:  The election of three (3) Class II trustee nominees to serve on the Board until the 2023 Annual Meeting of Shareholders.

Trustee	Votes For	Votes Against	Abstentions	Broker Non-Votes

Preston DuFauchard	67,553,281	737,165	223,676	19,101,570
Nancy McAllister	67,587,584	725,987	200,551	19,101,570
Stacey D. Stewart	48,315,465	19,998,044	200,613	19,101,570

All Class II trustee nominees were elected.  The other continuing trustees of the Company are Stanford L. Kurland, David A. Spector, Scott W. Carnahan, Randall D. Hadley, Marianne Sullivan and Frank P. Willey.

Proposal 2:  Ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm for the Company for the fiscal year ending December 31, 2020.

Votes For	Votes Against	Abstentions	Broker Non-Votes
86,026,958	1,236,374	352,360	0

Proposal 3:  Approval, by non-binding vote, of the Company’s executive compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
66,577,786	1,583,468	352,868	19,101,570

Item 7.01    Regulation FD Disclosure.

On May 19, 2020, the Company posted a slide presentation on the “Presentations” section of the Company’s Investor Relations website at http://www.pennymacmortgageinvestmenttrust.com to provide an investor update. A copy of the slide presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of Section 18, nor shall it be deemed incorporated by reference into any disclosure document relating to the Company, except to the extent, if any, expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

99.1	PennyMac Mortgage Investment Trust Slide Presentation, dated May 19, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PENNYMAC MORTGAGE INVESTMENT TRUST

Dated: May 19, 2020	/s/ Andrew S. Chang
Andrew S. Chang Senior Managing Director and Chief Financial Officer

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